MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     29-Jun-98
Reporting Month:  May

              Class
            Interest       Beginning       Interest      Interest      Principal        Total     Applied    Ending
  Class       Rate         Balance         Accrual       Payment       Payment     Distribution  Losses     Balance

Class A-1   6.168440%  $160,864,886.76   $826,904.50   $826,904.50  $8,469,310.10  $9,296,214.60   $0.00 $152,395,576.66
Class A-2   15.000000%  $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00   $0.00  $45,500,000.00
Class A-3   7.000000%   $15,922,060.83    $92,878.69    $92,878.69  $1,127,281.01  $1,220,159.70   $0.00  $14,794,779.82
Class A-4   7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00   $0.00   $7,000,000.00
Class A-5   6.168440%    $7,248,172.22    $37,258.26    $37,258.26    $318,922.09    $356,180.35   $0.00   $6,929,250.13

                       $236,535,119.81 $1,569,541.45 $1,569,541.45  $9,915,513.20 $11,485,054.65         $226,619,606.61



  Class              CUSIP       Priority     PrincipalType Interest Type
Class A-1            589962AT6    Senior        Sequential   Floater

Class A-2            589962AU3    Senior        Sequential   Floater

Class A-3            589962AV1    Senior        Sequential   Fixed

Class A-4            589962AW9    Senior        Sequential   Fixed

Class A-5            589962AX7    Senior        Sequential   Floater


MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:          29-Jun-98
Reporting Month:       May


                            Original                         Interest       Interest      Principal                   Remaining
                               Pct    Integral     Record    Accrual        Payment       Payment       Ending        Principal
Class     Original Balance    Pool   Denomination  Date       Factor        Factor        Factor        Balance        Factor

Class A-1 $435,000,000.00    78.06%  $1,000.00    31-May-98    1.90092989   1.90092989   19.46967839  $152,395,576.66  0.35033466
Class A-2  $45,500,000.00     8.17%  $1,000.00    31-May-98   12.50000000  12.50000000    0.00000000   $45,500,000.00  1.00000000
Class A-3  $26,300,000.00     4.72%  $1,000.00    31-May-98    3.53150913   3.53150913   42.86239582   $14,794,779.82  0.56253916
Class A-4   $7,000,000.00     1.26%  $1,000.00    31-May-98    6.25000000   6.25000000    0.00000000    $7,000,000.00  1.00000000
Class A-5  $14,750,000.00     2.65%  $1,000.00    31-May-98    2.52598373   2.52598373   21.62183661    $6,929,250.13  0.46977967
          $528,550,000.00                                                                             $226,619,606.61







MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   29-Jun-98
Report Date:    May

Collateral Proceeds Account


Beginning Balance                            $0.00

Deposits                                               Withdrawals

Interest Net of Servicing Fee        $1,933,298.47     Interest Payments        $1,569,541.45
Principal                            $9,915,513.20     Principal Payments       $9,915,513.20
Deposits From Reserve Fund                   $0.00     Surplus                    $339,206.56
Other Deposits                               $0.00     MBIA Fee                    $24,550.46



Total Deposit                       $11,848,811.67     Total Withdrawals       $11,848,811.67


                                                       Ending Balance:                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies


  MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 7

  Payment Date:         29-Jun-98
  Reporting Month       May

  Reserve Funds and Subordination



                               Initial Coverage     Beginning Coverage   Adjustments Losses  Insured Balance   Ending Balance
Type

Pool Over Collateralization   5.15%$28,702,601.63   10.07% $26,492,678.94 $246,921.41        $252,865,364.18  10.38%$26,245,757.53

              Surplus Summary

Class                            Total Distribution
Surplus                            $339,206.56

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days               105          $9,504,754             3.76%
  60+ Days                37          $3,691,894             1.46%
  90+ Days                49          $6,551,172             2.59%
  Foreclosure             69         $10,544,851             4.17%
  REO                     50          $5,894,804             2.33%

  Totals                 310         $36,187,475            14.31%

  Advances on Delinquencies                       $225,987.25
  Non-Recoverable Advances on Delinquencies             $0.00